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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 3, 2004




                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               Delaware                     001-31314                         31-1443880
 (State or other jurisdiction of    (Commission File Number)      (IRS Employer Identification No.)
              incorporation)



           112 West 34th Street, 22nd Floor, New York, New York 10120 (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
             (c) Exhibits

                   Exhibit No.          Description

                      99.1   Press Release dated March 3, 2004

ITEM 9.     Regulation FD Disclosure.

            On March 3, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's February 2004 sales results. A copy of this press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   Aeropostale, Inc.




                                   /s/  Michael J. Cunningham
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                                   Michael J. Cunningham
                                   Senior Vice President-Chief Financial Officer

Dated: March 3, 2004